Q2 2015 Earnings Presentation August 6, 2015 Mike Petters President & Chief Executive Officer Barb Niland Corporate Vice President, Business Management & Chief Financial Officer Exhibit 99.2

Safe Harbor 2 Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our future contract costs and perform our contracts effectively; changes in government regulations and procurement processes and our ability to comply with such requirements; our ability to realize the expected benefits from consolidation of our Ingalls facilities; natural disasters; adverse economic conditions in the United States and globally; risks related to our indebtedness and leverage; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should be considered supplemental to and not a substitute for GAAP financial information, and may not be comparable to similarly titled measures of other companies.

Highlights from the Second Quarter 2015 3  Revenues were ~ $1.75 billion; Adjusted revenues* were ~$1.76 billion  Segment operating margin was 13.9%; Adjusted segment operating margin* was 9.4%  Total operating margin was 15.4%; Adjusted total operating margin* was 10.9%  Diluted EPS was $3.20, compared to $2.04 in Q2 2014  Adjusted diluted EPS* was $1.99, compared to $1.75 in Q2 2014 and excludes the after-tax impacts of the:  Insurance litigation settlement per share of $1.80 in Q2 2015  Non-cash goodwill impairment charge per share of $0.96 in Q2 2015  FAS/CAS adjustment per share of $0.37 in Q2 2015 vs. $0.29 in Q2 2014  Cash from operations was $166 million; Free cash flow* was $137 million  Received $4.5 billion of new contract awards during the quarter, including $3.35 billion detail design and construction contract for CVN-79 John F. Kennedy * Non-GAAP metrics. See appendix for definitions and reconciliations.

Second Quarter 2015 Consolidated Results 4 * Non-GAAP metrics. See appendix for definitions and reconciliations. $1,719 $1,745 $1,758 $1,500 $1,550 $1,600 $1,650 $1,700 $1,750 $1,800 Q2 2014 Q2 2015 ($ in m illi on s) Revenues GAAP Adjusted* $181 $269 $192 $— $50 $100 $150 $200 $250 $300 Q2 2014 Q2 2015 ($ in m illi on s) Operating Income GAAP Adjusted* 10.5% 15.4% 10.9% —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0 % Q2 2014 Q2 2015 Operating Margin GAAP Adjusted* $2.04 $3.20 $1.75 $1.99 $— $0.50 $1.00 $1.50 $2.00 $2. 0 $3.00 $3.50 Q2 2014 Q2 2015 Diluted EPS GAAP Adjusted*

Ingalls Shipbuilding 5  Ingalls revenues down 2% YoY due to the deliveries of LHA-6 and NSC-4 as well as lower volumes on the LPD program  Adjusted segment operating income and margin up YoY due to risk retirement on the DDG and NSC programs $572 $546 $559 $500 $520 $540 $560 $580 Q2 2014 Q2 2015 ($ in m illi on s) Revenues GAAP Adjusted* $59 $198 $62 $— $30 $60 $90 12 $150 $180 $210 Q2 2014 Q2 2015 ($ in m illi on s) Operating Income GAAP Adjusted* 10.3% 36.3% 11.1% —% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0 % Q2 2014 Q2 2015 Operating Margin GAAP Adjusted* * Non-GAAP metrics. See appendix for definitions and reconciliations.

Newport News Shipbuilding 6  Newport News revenues up 3% YoY due to higher volumes on the VCS program and on aircraft carrier maintenance  Segment operating income and margin up YoY due to performance improvement and risk retirement on the VCS program, partially offset by lower performance on CVN-78 Gerald R. Ford and lower volumes on aircraft carrier RCOH programs $1,129 $1,166 $1,000 $1,050 $1,100 $1,150 $1,200 Q2 2014 Q2 2015 ($ in m illi on s) Revenues $104 $109 $90 $95 $1 $1 $1 Q2 2014 Q2 2015 ($ in m illi on s) Operating Income 9.2% 9.3% 8.0% 8.3% 8.6% 8.9% 9.2% 9.5 % Q2 2014 Q2 2015 Operating Margin

U n sa ve d Docum e n t / 1 2 /2 9 /1 0 / 1 0 :0 2 Appendix

Definitions of Non-GAAP Metrics 8 We make reference to “segment operating income,” “segment operating margin,” “adjusted sales and service revenues,” “adjusted segment operating income,” “adjusted segment operating margin,” “adjusted total operating income,” “adjusted operating margin,” “adjusted net earnings,” “adjusted diluted earnings per share,” and "free cash flow." Segment operating income is defined as total operating income before the FAS/CAS Adjustment and deferred state income taxes. Segment operating margin is defined as segment operating income as a percentage of total sales and service revenues. Adjusted sales and service revenues is defined as total sales and service revenues adjusted for the impact of the insurance litigation settlement in the second quarter of 2015. Adjusted segment operating income is defined as segment operating income adjusted for the impacts of the insurance litigation settlement and the non-cash goodwill impairment charge in the second quarter of 2015. Adjusted segment operating margin is defined as adjusted segment operating income as a percentage of adjusted sales and service revenues. Adjusted total operating income is defined as total operating income adjusted for the impacts of the insurance litigation settlement and the non-cash goodwill impairment charge in the second quarter of 2015. Adjusted operating margin is defined as adjusted total operating income as a percentage of adjusted sales and service revenues. Adjusted net earnings is defined as net earnings adjusted for the after-tax impacts of the insurance litigation settlement and the non-cash goodwill impairment charge in the second quarter of 2015 and the FAS/CAS Adjustment. Adjusted diluted earnings per share is defined as adjusted net earnings divided by the weighted-average diluted common shares outstanding. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures. We internally manage our operations by reference to "segment operating income" and "segment operating margin," which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, total operating income and total operating margin or any other performance measure presented in accordance with GAAP. They are metrics that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period- to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. Adjusted sales and service revenues, adjusted total operating income, adjusted operating margin, adjusted segment operating income, adjusted segment operating margin, adjusted net earnings and adjusted diluted earnings per share are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. We believe these metrics are useful to investors because they normalize our operating performance by excluding non- recurring items or items that do not reflect our core operating performance. They may not be comparable to similarly titled measures of other companies.

Reconciliation of Non-GAAP Measures – Segment Operating Income and Segment Operating Margin 9 $ in millions 2015 2014 Sales and Service Revenues Ingalls 546$ 572$ Newport News 1,166 1,129 Other 35 20 Intersegment eliminations (2) (2) Total Sales and Service Revenues 1,745 1,719 Operating Income Ingalls 198 59 As a percentage of revenues 36.3% 10.3 % Newport News 109 104 As a percentage of revenues 9.3% 9.2 % Other (64) — As a percentage of revenues (182.9)% —% Total Segment Operating Income 243 163 As a percentage of revenues 13.9% 9.5 % Non-segment factors affecting operating income FAS/CAS Adjustment 28 21 Deferred state income taxes (2) (3) Total Operating Income 269 181 Interest expense (25) (29) Other, net — — Federal income taxes (88) (52) Total Net Earnings 156$ 100$ Three Months Ended June 30

10 Reconciliation of Non-GAAP Measures – Adjusted Figures $ in millions 2015 2014 Adjusted Sales and Service Revenues Ingalls 546$ 572$ Adjustment for insurance litigation settlement 13 — Adjusted Ingalls 559 572 Newport News 1,166 1,129 Other 35 20 Intersegment eliminations (2) (2) Adjusted Sales and Service Revenues 1,758$ 1,719$ Adjusted Operating Income (Loss) Operating Income (Loss) 269$ 181 As a percentage of revenues 15.4% 10.5 % Non-segment factors affecting adjusted operating income FAS/CAS Adjustment (28) (21) Deferred state income taxes 2 3 Total Segment Operating Income (loss) 243$ 163$ As a percentage of revenues 13.9% 9.5 % Ingalls 198$ 59$ Adjustment for insurance litigation settlement (136) — Adjusted Ingalls 62 59 As a percentage of adjusted revenues 11.1% 10.3 % Newport News 109 104 As a percentage of revenues 9.3% 9.2 % Other (64) — Adjustment for goodwill impairment 59 — Adjusted Other operating income (5) — As a percentage of revenues (14.3)% —% Total Adjusted Segment Operating Income (Loss) 166$ 163$ As a percentage of adjusted revenues 9.4% 9.5 % Total Adjusted Operating Income (Loss) Operating Income (Loss) 269$ 181$ As a percentage of revenues 15.4% 10.5 % Adjustment for insurance litigation settlement (136) — Adjustment for goodwill impairment 59 — Total Adjusted Operating Income (Loss) 192$ 181$ As a percentage of adjusted revenues 10.9% 10.5 % Three Months Ended June 30

Reconciliation of Non-GAAP Measures – Adjusted Figures 11 $ in millions 2015 2014 Adjusted Net Earnings (Loss) Net Earnings (Loss) 156$ 100$ Adjustment for insurance litigation settlement (1) (88) — Adjustment for goodwill impairment Charge(2) 47 — Adjustment for FAS/CAS Adjustment(1) (18) (14) Adjusted Net Earnings (Loss) 97 86 Per Share Amounts Weighted-Average Diluted Shares Outstanding 48.8 49.1 Adjusted Diluted EPS Diluted earnings (loss) per share 3.20$ 2.04$ After-tax insurance litigation settlement per share (1.80) — After-tax goodwill impairment charge per share 0.96 — After-tax FAS/CAS Adjustment per share (0.37) (0.29) Adjusted Diluted EPS 1.99$ 1.75$ (1) Tax effected at 35% federal statutory tax rate. (2) The goodwill impairment charge created a $12 million Federal tax credit. Three Months Ended June 30

Reconciliation of Non-GAAP Measures – Free Cash Flow 12 ($ in millions) 2015 2014 Net cash provided by (used in) operating activities 166$ 272$ Less: Capital expenditures (29) (27) Free cash flow 137$ 245$ Three Months Ended June 30